Neurogene Appoints Christy Shafer as Chief Commercial Officer and Christine Mikail, J.D., to Board of Directors

Ms. Shafer, a proven commercial leader in rare neurological diseases, will lead Neurogene’s commercial strategy and launch readiness for NGN-401 gene therapy for Rett syndrome

Ms. Mikail, President and CFO of Neurogene, adds strategic and operational leadership to the Board as Company advances key priorities
NEW YORK – April 20, 2026 – Neurogene Inc. (Nasdaq: NGNE), a clinical-stage company founded to bring life-changing genetic medicines to patients and families affected by rare neurological diseases, today announced the appointment of Christy Shafer as Chief Commercial Officer and the appointment of Christine Mikail, J.D., to its Board of Directors. Ms. Shafer brings more than 20 years of industry experience building and leading high-performing commercial organizations and launching therapies for rare neurological diseases. Ms. Mikail brings to the Board deep expertise in strategic transactions, capital formation, and corporate development, with a track record of building and positioning companies for long-term value creation.
“With the addition of Christy Shafer to Neurogene’s experienced executive team, we welcome a proven commercial leader with deep expertise in building organizations and executing rare neurological disease product launches to guide our commercial strategy and launch readiness for NGN-401, our gene therapy product for Rett syndrome,” stated Rachel McMinn, Ph.D., Founder and Chief Executive Officer of Neurogene. “Christine Mikail has deep strategic, financial, transactional, and operational expertise, along with a rigorous understanding of Neurogene’s business and long-term objectives. Her perspective and judgment will strengthen the Board as Neurogene continues to advance NGN-401 and prepares for its next phase of growth.”

Since joining Neurogene, Ms. Mikail has played a central role in shaping the Company’s long-term strategy, strengthening its financial foundation, and supporting advancement of its clinical and corporate objectives.
“I am honored to join Neurogene’s Board of Directors at this important stage in the Company’s evolution,” said Ms. Mikail. “I look forward to contributing my experience and perspective to Neurogene’s long-term strategy as a member of the Board.”

Christy Shafer most recently served as Senior Vice President and General Manager, North America, of Avidity Biosciences, a late-stage biotech developing RNA therapeutics for rare neuromuscular diseases that was acquired by Novartis. She was responsible for building and leading Avidity’s North America commercial organization in advance of its first U.S. product launches. Prior to Avidity, Ms. Shafer served as Chief Commercial Officer at Marinus Pharmaceuticals, where she built and led the commercial organization and launched Ztalmy®, the first approved therapy for seizures associated with CDKL5 deficiency disorder, which led to Marinus Pharmaceuticals’ acquisition by Immedica Pharma. Previously, Ms. Shafer held leadership roles of increasing responsibility at Alexion Pharmaceuticals, where she supported multiple neurology launches, including Soliris® for generalized myasthenia gravis and neuromyelitis optica spectrum disorder, as well as earlier commercial leadership positions at Pacira Pharmaceuticals and Sanofi Biosurgery (formerly Genzyme). She holds a Bachelor of Life Science degree in Cell and Molecular Biology and Genetics from the University of Maryland, College Park, and completed postbaccalaureate studies in immunology and pharmacology.

“Neurogene’s differentiated approach to gene therapy represents a meaningful opportunity to transform outcomes for patients with devastating neurological diseases,” said Ms. Shafer. “I am thrilled to join this team at this inflection point and look forward to partnering across the organization to help deliver the capabilities, strategy, and infrastructure needed to support a successful launch and commercialization of NGN-401, if approved.”

About Neurogene
Neurogene (NASDAQ: NGNE) is a clinical-stage biotechnology company focused on developing life-changing genetic medicines for people and their families impacted by devastating neurological diseases. The Company is using a biology-first approach paired with optimized delivery to develop purpose-built genetic medicines, including programs powered by its novel and proprietary EXACT™ transgene regulation technology. Neurogene is advancing its lead gene therapy program, NGN-401, as a potential best-in-class, one-time treatment for Rett syndrome. For more information, visit neurogene.com or follow on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release are made as of the date of this press release. Neurogene does not undertake any obligation to make any updates to these statements to reflect events that occur or circumstances that arise after the date of this press release, except as may be required under applicable U.S. securities law.

Statements in this press release which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding: the therapeutic potential and utility, efficacy and clinical benefits of NGN-401; the safety and tolerability profile of NGN-401; the potential for NGN-401 to be a best-in-class gene therapy for Rett syndrome; the potential for future approval for commercialization of NGN-401 as a treatment for Rett syndrome; commercial launch readiness for NGN-401; and the potential for success of the Embolden registrational clinical trial of NGN-401 for Rett syndrome. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “on track,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence, which could cause actual results to differ materially from anticipated results and many of which are outside of Neurogene’s control. Such risks, uncertainties and assumptions include those identified under the heading "Risk Factors" included in Neurogene’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 17, 2026, and other filings that the Company has made and may make with the SEC in the future. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, Neurogene undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Company Contact:
Mike Devine
Executive Director, Corporate Communications
michael.devine@neurogene.com

Investor Contact:
Lina Li
Executive Director, Investor Relations
lina.li@neurogene.com

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